UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported) March 16, 2006


                          PLAYLOGIC ENTERTAINMENT, INC.
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           (Name of Small Business Issuer as specified in its charter)

                    Delaware                                 0-49649                           23-3083371
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(State or other jurisdiction of incorporation        (Commission File             (I.R.S. Employer Identification
or organization)                                     Number)                      Number)

            Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
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              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                              (011) 31-20-676-0304

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 16, 2006, Playlogic Entertainment, Inc. (the "Company") issued a press release announcing that its in-house studio, Playlogic Game Factory, signed a first-party development agreement with Sony Computer Entertainment Europe Limited.

A copy of the  Company's  press release is being  furnished  herewith as Exhibit
99.1


99.1     Press Release of Playlogic Entertainment, Inc. dated March 16, 2006.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                           PLAYLOGIC ENTERTAINMENT, INC.



                           By:  /s/ Willem M. Smit
                                Name: Willem M. Smit
                                Title: President and Chief executive Officer




Date: March 16, 2006

                                                                Exhibit 99.1
Source: Playlogic Entertainment, Inc.


                                  PRESS RELEASE

                  SONY AND PLAYLOGIC SIGN DEVELOPMENT AGREEMENT

Amsterdam, March 16, 2006 - Playlogic Entertainment, Inc. today announced that its in-house studio, Playlogic Game Factory, signed a first-party development agreement with Sony Computer Entertainment Europe Limited (SCEE).

Playlogic Game Factory, based in Breda, the Netherlands, is a fully owned subsidiary of publisher Playlogic Entertainment, Inc. One of the two in-house teams will develop an undisclosed project.

Rogier Smit, Executive VP of Playlogic, said, "Working together with SCEE is a fantastic opportunity for Playlogic. SCEE's decision to work with us clearly shows how our internal studio has matured and is ready to deliver AAA content."


About Playlogic: Playlogic Game Factory B.V. is a full subsidiary of Playlogic Entertainment, Inc. Playlogic Entertainment, Inc. is an independent publisher of entertainment software for consoles, PCs, handhelds, mobile devices, and other digital media. Playlogic, established in early 2002, publishes game concepts across various genres. The company distributes its products worldwide through all available channels, online and offline.

Playlogic, who currently has approximately 75 employees, is listed on the OTC BB under the symbol "PLGC" and is headquartered in New York, Amsterdam and Breda (The Netherlands).

Playlogic's portfolio includes games that are being developed by several teams at Playlogic Game Factory, Playlogic's in-house development studio based in Breda, as well as games developed by a number of studios throughout the world. Currently, 11 games on 16 platforms are under development, including "Age of
Pirates:  Caribbean  Tales",  "Age of Pirates:  Captain  Blood",  "Ancient Wars:
Sparta",  "Xyanide  Resurrection",  "Diabolique  - License  to Sin" and "PRISM -
Threat: Level Red", which will be published this year. World Racing 2, Knights of the Temple 2 and Gene Troopers haven been released recently throughout Europe.

Playlogic is always looking for additional, high-quality games and acquires products that can be exploited in the complete value chain of digital entertainment products from games at retail to mobile games and digital TV.

FOR MORE INFORMATION
Playlogic Entertainment, Inc.
Esther Berger, Corporate Communication & IR Manager
T: +31 20 676 03 04
M: +31 6 51 874 971
E: eberger@playlogicint.com

For further  information  about Playlogic,  the games it publishes and develops,
artwork   and  press   information,   please   visit  our   press   section   at
www.playlogicgames.com